                                                                  EXECUTION COPY


                                SECOND AMENDMENT
                                   AND CONSENT
                                   RELATING TO
                            ASSET PURCHASE AGREEMENT
                 Olympic Automobile Receivables Warehouse Trust
                             Variable Funding Notes


          THIS SECOND AMENDMENT AND CONSENT dated as of December 20, 1996 (the "SECOND AMENDMENT") Relating to the ASSET PURCHASE AGREEMENT, dated as of December 28, 1995 and amended as of June 12, 1996 (the "AGREEMENT") among Morgan Guaranty Trust Company of New York (successor to J.P. Morgan Delaware), as administrative agent (the "AGENT") and each of the parties (collectively, the "APA PURCHASERS") who has (i) executed a signature page to the Agreement or (ii) executed an Assignment of Purchase Commitment, is by and among the parties listed above. Capitalized terms used in this Second Amendment and not otherwise defined shall have the meanings assigned to such terms in the Agreement.

                                    RECITALS

          WHEREAS, December 26, 1996 is the Purchase Termination Date for each of the current APA Purchasers and is also the Expiry Date specified in the Agreement; and

          WHEREAS, in accordance with the provisions of Section 2(a) of the Agreement, Bank of America Illinois (the "Non-Extending Purchaser") has notified the Agent that it will not consent to the extension of its Purchase Termination Date; and

          WHEREAS, the Agent and the APA Purchasers (other than the Non-Extending Purchaser) wish to amend the Agreement to extend each APA Purchaser's (other than the Non-Extending Purchaser) Purchase Termination Date and the Expiry Date; and

          WHEREAS, two APA Purchasers, Harris Trust and Savings Bank and Morgan Guaranty Trust Company of New York, desire to increase their Maximum Purchases; and

          WHEREAS, due to the withdrawal of the Non-Extending Purchaser and the increase of the Maximum Purchases of two current APA Purchasers, the Percentages of the remaining APA Purchasers will be affected as evidenced herein; and

          WHEREAS, in accordance with the provisions of Section 13(l) of the Agreement, Delaware Funding Corporation and Olympic Financial Ltd. ("OFL") are willing to consent to this Second Amendment upon the terms provided for herein.

          NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

          SECTION 1. EXTENSION OF PURCHASE TERMINATION DATE. Each APA Purchaser who executes an attached signature page hereby consents to the extension of such APA Purchaser's Purchase Termination Date to the date specified on such signature page.

          SECTION 2. INCREASE IN MAXIMUM PURCHASES. Each of Harris Trust and Savings Bank and Morgan Guaranty Trust Company of New York, by execution of its attached signature page, hereby agrees to the increase in its Maximum Purchase to the amount stated therein.

          SECTION 3. EXTENSION AND AMENDMENT OF THE "EXPIRY DATE." The definition of "Expiry Date" in the last paragraph of Section 13(i) of the Agreement is hereby amended to read as follows:

          For purposes of this Asset Purchase Agreement, "EXPIRY DATE" shall mean, for each APA Purchaser, the later of (i) January 17, 1997 and
     (ii) such later date agreed to by the Agent and such APA Purchaser,

          SECTION 4. AMENDMENTS OF SIGNATURE PAGES. As a result of the withdrawal of the Non-Extending Purchaser as an APA Purchaser and the increase in the Maximum Purchases of certain APA Purchasers as provided in
Section 2 of this Second Amendment, the Percentages of remaining APA Purchasers are being revised. The Percentages and extended Purchase Termination Dates of the remaining APA Purchasers are specified in the executed signature pages attached to this Amendment as Exhibit A. The attached signature pages shall supersede the signature pages to the Agreement dated June 12, 1996, and from and after the date of this Second Amendment all references to the signature pages of the Agreement shall refer to the signature pages attached as Exhibit A to this Second Amendment.

          SECTION 5. EFFECTIVENESS. The amendments provided for by this Second Amendment shall become effective as of December 20, 1996, upon receipt by the Agent of (i) counterparts of this Amendment, duly executed by each of the parties hereto, (ii) notice that the conditions to effectiveness of the Agreement to Extend Purchase Commitment Expiration Date Relating to Note Purchase Agreement dated the date hereof have been satisfied and (iii) confirmation by each of S&P and Moody's of the then-current ratings of the Commercial Paper Notes.

          SECTION 6. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED. Except as specifically amended or waived hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. All references to the Agreement in any other document or instrument shall be deemed to mean such Agreement as amended by this Second Amendment. This Second Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Agreement, as amended by this Second Amendment, as though the terms and obligations of the Agreement were set forth herein.

          SECTION 7. PRIOR UNDERSTANDINGS. This Second Amendment sets forth the entire understanding of the parties relating to the subject matter hereof, and supersedes all prior understandings and agreements, whether written or oral.

          SECTION 8. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

          SECTION 9. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          SECTION 10. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Agreement.

           IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to the Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                       MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK


                                       By:   /s/ ILLEGIBLE
                                            ----------------------------------
                                            Title: VICE PRESIDENT



Acknowledged and consented to:
December 20, 1996

DELAWARE FUNDING CORPORATION

By:  Morgan Guaranty Trust Company
     of New York,
     as attorney-in-fact for
     Delaware Funding Corporation


By: /s/ ILLEGIBLE
    ----------------------------------
    Authorized Signatory

    VICE PRESIDENT
    ----------------------------------
    Title


OLYMPIC FINANCIAL LIMITED


By:
    ----------------------------------
    Authorized Signatory

    ----------------------------------
    Title

           IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to the Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                       MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK


                                       By:
                                            ----------------------------------
                                            Title:



Acknowledged and consented to:
December 20, 1996

DELAWARE FUNDING CORPORATION

By:  Morgan Guaranty Trust Company
     of New York,
     as attorney-in-fact for
     Delaware Funding Corporation


By:
    ----------------------------------
    Authorized Signatory


    ----------------------------------
    Title


OLYMPIC FINANCIAL LIMITED


By: /s/ ILLEGIBLE
    ----------------------------------
    Authorized Signatory

    ----------------------------------
    Title

                                                                      EXHIBIT A

                                Signature Page
                                with respect to
                 Olympic Automobile Receivables Warehouse Trust
                             Variable Funding Notes
                            Asset Purchase Agreement

                         Dated as of December 28, 1995
                          Amended as of June 12, 1996
                        Amended as of December 20, 1996



                                       Morgan Guaranty Trust Company of
                                         New York,
                                         as Agent and as Administrative
                                         Agent


                                       By: /s/ ILLEGIBLE
                                           -----------------------------------
                                           Authorized Signature

                                           VICE PRESIDENT
                                           -----------------------------------
                                           Title

                                Signature Page
                                with respect to
                  Olympic Automobile Receivables Warehouse Trust
                             Variable Funding Notes
                            Asset Purchase Agreement


SECTION 1.

     Percentage:  36.67%

SECTION 2.

     Maximum Purchase:  $110,000,000

SECTION 3.

     Effective Date of Purchase Commitment:                  December 20, 1996

SECTION 4.

     Purchase Termination Date:  January 17, 1997



                                       MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK
                                       500 Stanton Christiana Road
                                       Newark, Delaware 19713-2107


                                       By: /s/ ILLEGIBLE
                                           -----------------------------------
                                           Authorized Signature


                                           VICE PRESIDENT
                                           -----------------------------------
                                           Title

                                 Signature Page
                                 with respect to
                   Olympic Automobile Receivables Warehouse Trust
                              Variable Funding Notes
                             Asset Purchase Agreement


SECTION 1.

     Percentage:  5.00%

SECTION 2.

     Maximum Purchase:  $15,000,000

SECTION 3.

     Effective Date of Purchase Commitment:                  December 20, 1996

SECTION 4.

     Purchase Termination Date:  January 17, 1997



                                       THE BANK OF NOVA SCOTIA,
                                         ATLANTA AGENCY
                                         Suite 2700
                                         600 Peachtree Street, N.E.
                                         Atlanta, Georgia  30308


                                       By: /s/ A.S. Norsworthy
                                           -----------------------------------
                                           Title:
                                                         A.S. NORSWORTHY
                                                SR. TEAM LEADER-LOAN OPERATIONS
                                       By:
                                           -----------------------------------
                                           Title:

                                  Signature Page
                                  with respect to
                  Olympic Automobile Receivables Warehouse Trust
                               Variable Funding Notes
                              Asset Purchase Agreement


SECTION 1.

     Percentage:  8.33%

SECTION 2.

     Maximum Purchase:  $25,000,000

SECTION 3.

     Effective Date of Purchase Commitment:                  December 20, 1996

SECTION 4.

     Purchase Termination Date:  January 17, 1997



                                       COMMERZBANK AKTIENGESELLSCHAFT,
                                         CHICAGO BRANCH
                                         311 S. Wacker Drive
                                         Chicago, Illinois  60606


                                       By: /s/ W.B. Peterson
                                           -----------------------------------
                                           Title:  WILLIAM BRENT PETERSON
                                                   Assistant Vice President

                                       By: /s/ J. Timothy Shortly
                                           -----------------------------------
                                           Title:  J. TIMOTHY SHORTLY
                                                   Senior Vice President

                                 Signature Page
                                 with respect to
                   Olympic Automobile Receivables Warehouse Trust
                              Variable Funding Notes
                             Asset Purchase Agreement


SECTION 1.

     Percentage:  16.67%

SECTION 2.

     Maximum Purchase:  $50,000,000

SECTION 3.

     Effective Date of Purchase Commitment:                  December 20, 1996

SECTION 4.

     Purchase Termination Date:  January 17, 1997



                                       DRESDNER BANK AG, NEW YORK
                                         AND GRAND CAYMAN BRANCHES
                                         Suite 2700
                                         1900 South LaSalle Street
                                         Chicago, Illinois  60603


                                       By: /s/ ILLEGIBLE
                                           -----------------------------------
                                           Title: VICE PRESIDENT


                                       By: /s/ ILLEGIBLE
                                           -----------------------------------
                                           Title: Vice President

                                 Signature Page
                                 with respect to
                   Olympic Automobile Receivables Warehouse Trust
                              Variable Funding Notes
                             Asset Purchase Agreement


SECTION 1.

     Percentage:  16.67%

SECTION 2.

     Maximum Purchase:  $50,000,000

SECTION 3.

     Effective Date of Purchase Commitment:                  December 20, 1996

SECTION 4.

     Purchase Termination Date:  January 17, 1997



                                       HARRIS TRUST AND SAVINGS BANK
                                         111 West Monroe Street
                                         P.O. Box 755
                                         Chicago, Illinois  60690


                                       By: /s/ ILLEGIBLE
                                           -----------------------------------
                                           Title: V.P.


                                       By:
                                           -----------------------------------
                                           Title:

                                 Signature Page
                                 with respect to
                  Olympic Automobile Receivables Warehouse Trust
                              Variable Funding Notes
                             Asset Purchase Agreement


SECTION 1.

     Percentage:  16.67%

SECTION 2.

     Maximum Purchase:  $50,000,000

SECTION 3.

     Effective Date of Purchase Commitment:                  December 20, 1996

SECTION 4.

     Purchase Termination Date:  January 17, 1997



                                       BANCO SANTANDER, NEW YORK BRANCH
                                         453 East 53rd Street
                                         New York, New York  10022


                                       By: /s/ ILLEGIBLE
                                           -----------------------------------
                                       Title: VP


                                       By: /s/ ILLEGIBLE
                                           -----------------------------------
                                           Title: